Other income	12 Months Ended
Dec. 31, 2018
Analysis of income and expense [abstract]
Other income

26 Other income

In 2018, Other income of EUR 136 million (2017: EUR 350 million; 2016: EUR 173 million) is mainly impacted by positive results on the sale of commodity goods and property and upfront income of independent agents. In 2017 an amount of EUR 121 million is included related to a tax charge at ING Australia Holdings Ltd, for which a full reimbursement is expected to be received from NN Group.